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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 12, 2001

                          WOMEN'S GOLF UNLIMITED, INC.
             (Exact Name of Registrant as Specified in its Charter)

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New Jersey                                           0-14146                            22-2388568
(State or other jurisdiction of                      (Commission                        (I.R.S. Employer
incorporation or organization)                       File Number)                       Identification No.)

18 Gloria Lane, Fairfield, NJ                                                           07004
(Address of Principal Executive Office)                                                 (Zip Code)
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                                 (973) 227-7783
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

On June 12, 2001, S2 Golf Inc. (the "Company"), filed with the State Treasurer of the State of New Jersey a Certificate of Amendment of its Amended and Second Restated Certificate of Incorporation to change the Company's name from S2 Golf Inc. to Women's Golf Unlimited, Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             WOMEN'S GOLF UNLIMITED, INC.

Date:  6/19/01                               /s/ Douglas A. Buffington
                                             ----------------------------------
                                             By:      Douglas A. Buffington
                                                      President, Chief Operating
                                                      Officer, Chief Financial
                                                      Officer and Treasurer



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                                  EXHIBIT INDEX

99.0 Certificate of Amendment to the Company's Amended and Second Restated Certificate of Incorporation.